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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference of our report on Granite Financial, Inc. dated August 20, 1997, into Fidelity National Financial, Inc.'s Registration Statement on Form S-8 and to all references to our firm included in such Registration Statement.


                                       /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
                                       -----------------------------------------
                                           Ehrhardt Keefe Steiner & Hottman PC


March 18, 1998
Denver, Colorado